UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-01835

                          Pioneer Series Trust XI
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2017 through December 31, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Core
                        Equity Fund

--------------------------------------------------------------------------------
                        Annual Report | December 31, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PIOTX
                        Class C     PCOTX
                        Class Y     PVFYX

                        [LOGO]  Amundi Pioneer
                                ==============
                              ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          23

Notes to Financial Statements                                                 30

Report of Independent Registered Public Accounting Firm                       40

Additional Information                                                        42

Trustees, Officers and Service Providers                                      44

                           Pioneer Core Equity Fund | Annual Report | 12/31/17 1

President's Letter

Robust, synchronized global economic growth and rising corporate profits drove strong performance in both the credit and equity markets for most of 2017. U.S. stocks, as measured by the Standard & Poor's 500 Index, returned 21.82% for the full calendar year. Fixed-income markets, while not generating the same dazzling returns as equities, held their own, led by high-yield securities, which produced a return of 7.48% in the U.S., as measured by the ICE Bank of America Merrill Lynch U.S. High Yield Index. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54% for calendar year 2017.

Continued strong employment numbers and higher consumer confidence, together with solid global economic growth and a depreciating U.S. dollar contributed to better-than-expected U.S. gross domestic product (GDP) growth of more than 3% in both the second and third quarters of 2017, and growth in the fourth quarter was also expected to be solid. Outside the U.S., economic growth also surprised to the upside across the Euro zone, China, and Japan. Meanwhile, despite higher oil and commodities prices, inflation continued to be moderate, both in the U.S. and globally, enabling major non-U.S. central banks to maintain their easy monetary policies. As expected, however, the U.S. Federal Reserve System (the Fed) began tapering its balance sheet in October. The Fed also appears primed to raise interest rates a few more times in 2018, as it continues to withdraw monetary stimulus.

As we transition into 2018, we believe the U.S. economy will experience modest growth in the short term, depending on the mix of economic policies enacted as the country moves away from monetary stimulus (driven by the Fed) and toward fiscal stimulus (including tax reform) as well as lighter regulatory burdens. Meanwhile, corporate earnings remain solid and we think they will improve even further, despite the possibility of some pressure from wage increases. In addition, it is our view that the economy will continue to grow and that we may begin to see a modest upturn in inflation. In that scenario, we anticipate that the Fed will continue to raise interest rates.

While economic and market conditions appear solid, there are always risks to consider that could dampen the outlook. Geopolitical concerns, such as increased tensions with North Korea, and continued political gridlock in Washington are just some of the risks that could lead to increased market volatility.

2 Pioneer Core Equity Fund | Annual Report | 12/31/17

It is for those reasons that we at Amundi Pioneer continue to believe that investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
December 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                           Pioneer Core Equity Fund | Annual Report | 12/31/17 3

Portfolio Management Discussion | 12/31/17

In the following interview, Craig D. Sterling discusses the market environment and the factors that influenced the performance of Pioneer Core Equity Fund during the 12-month period ended December 31, 2017. Mr. Sterling, Managing Director, Director of Equity Research, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for day-to-day management of the Fund's investment portfolio, along with John Peckham, CFA, a senior vice president and a portfolio manager at Amundi Pioneer.

Q How did the Fund perform during the 12-month period ended December 31, 2017?

A Pioneer Core Equity Fund's Class A shares returned 24.77% at net asset value during the 12-month period ended December 31, 2017, while the Fund's benchmark, the Standard & Poor's 500 Index (the S&P 500), returned 21.82%. During the same period, the average return of the 798 mutual funds in Lipper's Large-Cap Core Funds category was 20.61%, and the average return of the 1,396 mutual funds in Morningstar's Large Blend Funds category was 20.44%.

Q How would you describe the environment for equities during the 12-month period ended December 31, 2017?

A Stocks performed very well in 2017, as a nearly ideal investment backdrop fueled positive market sentiment and a hearty demand for higher-risk assets. The market was boosted by the acceleration of U.S. economic growth, highlighted by two quarters of gross domestic product (GDP) growth rates above 3%, falling unemployment, and strength in both the industrial and consumer sectors. The Fund's fiscal year was also characterized by improving economic conditions overseas, which provided an additional tailwind for large, multinational corporations. The trends were reflected in corporate earnings growth of almost 10% in 2017 for the companies represented in the Fund's benchmark, the S&P 500 Index, which was the highest level in six years. Late in the year, the reduction in the U.S. corporate tax rate to 21% prompted analysts to boost their 2018 estimates and provided additional fuel for the rally in the fourth quarter. Those factors, in combination with investors' continued confidence that the U.S. Federal Reserve (the Fed) will maintain a gradual approach to normalizing interest rates, helped the S&P 500 Index finish with its ninth consecutive year of positive performance.

4 Pioneer Core Equity Fund | Annual Report | 12/31/17

Q What were the principal factors driving the Fund's outperformance of the S&P 500 Index during the 12-month period ended December 31, 2017?

A Our emphasis on identifying what we believe to be higher-quality, undervalued companies through robust fundamental analysis worked out well for the Fund during the 12-month period. We are pleased with the successful results of our investment strategy, given the momentum-driven nature of the market environment. Stock selection results in industrials and information technology, as well as the portfolio's shifting exposure to the energy sector were the main positive contributors to the Fund's benchmark-relative performance over the 12-month period.

     Positioning in the energy sector made a large contribution to benchmark-relative returns over the 12 months. Early in 2017, we had moved the portfolio to a near-zero weighting in the sector on the belief that a late-2016 rally in energy stocks had caused valuations to climb to unsustainable levels. The shift worked out well, as the sector subsequently entered a protracted slump that lasted until late summer. Given the contraction in valuations that occurred during the sector's downturn, we then took the opportunity to establish a Fund overweight to energy late in the fiscal year. That decision also contributed to benchmark-relative performance by allowing the Fund to capitalize on the subsequent rally in energy stocks over the final months of the period. As of December 31, 2017, the Fund's portfolio of energy stocks consisted of ExxonMobil, EOG Resources, Total SA, and Cabot Oil & Gas.

     Stock selection results in the industrials sector were a major positive contributor to the Fund's benchmark-relative returns during the period. Nearly all of the portfolio's holdings in the sector produced returns higher than that of the broader category within the S&P 500. Rail operator CSX, which experienced a stock-price rally after an activist investor announced an ownership stake in the company, was a key contributor to the Fund's relative performance. We later sold the position, as we believed that most of the value we saw in the company had been realized. An investment in United Rentals was another contributor to the Fund's benchmark-relative performance in the sector. The company, which rents large construction equipment, was a prime beneficiary of the acceleration in economic growth. Portfolio positions in Masco, defense contractor Raytheon, and Illinois Tool Works also contributed to the Fund's relative returns in the industrials sector, as did not holding a position in General Electric (GE). Our analysis showed GE's stock to be overvalued relative to the company's earnings prospects, which enabled the Fund to avoid owning one of the worst-performing stocks in the S&P 500 for 2017.

                           Pioneer Core Equity Fund | Annual Report | 12/31/17 5

     In information technology, we established overweight Fund positions in Apple and Cisco Systems based on their improving fundamentals and attractive valuations, and each company registered robust gains that benefited benchmark-relative performance. A portfolio position in Micron Technology, one of the top-performing technology stocks in the S&P 500 during 2017, was another positive contributor to the Fund's relative returns. We purchased Micron more than two years ago on the belief that the DRAM (Dynamic Random Access Memory) semiconductor cycle had reached a trough, and the stock has since performed very well amid the improvement in broader semiconductor industry conditions. Information technology remains a key area of interest for us, particularly companies with widening competitive advantages and the ability to capitalize on secular growth trends.

     Stock selection in banks, where the portfolio had positions in Citigroup, Bank of America, and JPMorgan Chase, also contributed to the Fund's benchmark-relative performance during the period. We believed the valuations of those stocks did not reflect their stable business models that have evolved since the end of the 2008 financial crisis. The valuation gap began to close over the past 12 months as the highly favorable combination of stronger economic growth, reduced regulation, and rising short-term interest rates led to accelerating fundamentals across the banking sector. We retain a positive view on bank stocks due to our belief that their large scale and branding power translates into a reduced need to compete through higher deposit rates.

     Outside of those areas, Fund positions in Home Depot and Sherwin-Williams delivered market-beating gains during the 12-month period. Both stocks provided the portfolio with exposure to the home repair and remodeling theme, where we found that valuations failed to reflect the long runway for potential growth or the continued improvement in the U.S. housing market. Both holdings produced strong, steady gains for the Fund throughout the fiscal year, thanks to the dual benefit of rising housing prices and accelerating consumer spending. In health care, a position in Centene, the largest manager of Medicaid services in the United States, outpaced the overall sector by a wide margin and aided the Fund's benchmark-relative performance. We purchased the stock early in 2017 when its valuation had become compressed due to concerns about potential changes to the Affordable Care Act. However, we believed the market's worries were greatly exaggerated given the ongoing need for Medicaid services. That indeed proved to be the case, and shares of Centene rebounded as the fiscal year progressed.

6 Pioneer Core Equity Fund | Annual Report | 12/31/17

Q What investment decisions or individual holdings detracted from the Fund's benchmark-relative performance during the 12-month period ended December 31, 2017?

A Consumer discretionary was a somewhat challenging sector for the Fund during the period, notwithstanding the strength of the aforementioned Home Depot position. The Fund's holdings in O'Reilly Automotive and Advance Auto Parts detracted from benchmark-relative performance as each company experienced poor returns early in the period due to a warmer-than-expected winter of 2016-17, and a delay in the issuance of tax refunds. The sell-off worsened over the summer months on concerns that Amazon would accelerate its push in the auto parts category. We chose to sell the Fund's position in Advance Auto Parts, but we maintained the investment in O'Reilly, based on our view that it is a solid company whose shares had become significantly undervalued. Although the stock recovered nicely over the second half of the period, the rally was not enough to make up for its earlier weakness.

     In the telecommunication services sector, the Fund lost some ground against the S&P 500 because of investments in CenturyLink and Verizon Communications. The former's stock price was pressured by difficulties the company experienced in executing a merger, while Verizon's stock lagged due to accelerating competition in the mobile space. We have since eliminated Verizon from the portfolio.

     The individual position that detracted the most from the Fund's benchmark-relative performance during the period was Synchrony Financial, the nation's leading provider of private-label credit cards. Synchrony lost ground after announcing that it was setting aside higher reserves for credit losses. We sold the stock on the news, but later bought it back on the belief that the company had largely moved past the issue.

Q Did the Fund own any derivative securities during the 12-month period ended December 31, 2017? If so, did the investments have a material impact on benchmark-relative results?

A At certain points in the year, the Fund held S&P 500 futures contracts in lieu of cash in order to maintain market exposure without reducing portfolio liquidity. The futures did not have a material impact on benchmark-relative performance. The Fund did not own any derivatives at the end of the 12-month period.

                           Pioneer Core Equity Fund | Annual Report | 12/31/17 7

Q What is your investment outlook, and how have you positioned the Fund's portfolio heading into 2018?

A From a historical perspective, U.S. equity market valuations are high in absolute terms, but we believe they are attractive in comparison to other investment alternatives, such as fixed-income securities. Given the strength in the global economy, the recent reduction in U.S. tax rates, and the improving regulatory environment for most U.S. companies, we believe robust corporate profit growth can continue to provide a firm underpinning for stock prices. In addition, we think the combination of strengthening economic conditions and rising interest rates could act as a particularly strong tailwind for value stocks.

     After a year where growth stocks significantly outperformed value stocks, we believe the Fund is well positioned for the market's potential shift back to value through its valuation discount versus the S&P 500 Index, as gauged by its price-to earnings ratio, price-to-book ratio, and several other key measures. At the same time, we are avoiding the many high-growth stocks that have dominated the market over the past year. We also see limited opportunities among higher-dividend* stocks that are traditionally considered defensive, including many in the consumer staples, real estate, and telecommunication services sectors.

     In choosing investments for the Fund's portfolio, we continue to rely on the combination of our experienced team of fundamental analysts and a proprietary corporate performance and valuation framework grounded in business-model economics. We believe those two key investment-process components are critical to the success of the Fund, given the evolving secular and cyclical shifts taking place in nearly every industry.

*    Dividends are not guaranteed.

8 Pioneer Core Equity Fund | Annual Report | 12/31/17

Please refer to the Schedule of Investments on pages 17-22 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                           Pioneer Core Equity Fund | Annual Report | 12/31/17 9

Portfolio Summary | 12/31/17

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     27.7%
Financials                                                                 18.7%
Consumer Discretionary                                                     18.0%
Energy                                                                     10.0%
Industrials                                                                 7.1%
Health Care                                                                 7.1%
Materials                                                                   4.3%
Consumer Staples                                                            3.2%
Utilities                                                                   3.1%
Telecommunication Services                                                  0.8%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. Apple, Inc.                                                            5.01%
--------------------------------------------------------------------------------
 2. Exxon Mobil Corp.                                                      4.61
--------------------------------------------------------------------------------
 3. Microsoft Corp.                                                        4.00
--------------------------------------------------------------------------------
 4. Citigroup, Inc.                                                        3.88
--------------------------------------------------------------------------------
 5. Comcast Corp., Class A                                                 3.85
--------------------------------------------------------------------------------
 6. Alphabet, Inc., Class A                                                3.76
--------------------------------------------------------------------------------
 7. Cisco Systems, Inc.                                                    3.63
--------------------------------------------------------------------------------
 8. Bank of America Corp.                                                  3.31
--------------------------------------------------------------------------------
 9. Home Depot, Inc.                                                       3.30
--------------------------------------------------------------------------------
10. American Electric Power Co., Inc.                                      3.13
--------------------------------------------------------------------------------

* This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Core Equity Fund | Annual Report | 12/31/17

Prices and Distributions | 12/31/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      12/31/17                        12/31/16
--------------------------------------------------------------------------------
           A                         $20.58                          $18.01
--------------------------------------------------------------------------------
           C                         $18.26                          $16.17
--------------------------------------------------------------------------------
           Y                         $20.80                          $18.18
--------------------------------------------------------------------------------

Distributions per Share: 1/1/17 - 12/31/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Short-Term           Long-Term
         Class         Dividends          Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A            $0.1634              $0.4763              $1.2198
--------------------------------------------------------------------------------
           C            $0.0212              $0.4763              $1.2198
--------------------------------------------------------------------------------
           Y            $0.2153              $0.4763              $1.2198
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

                          Pioneer Core Equity Fund | Annual Report | 12/31/17 11

Performance Update | 12/31/17                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Core Equity Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2017)
--------------------------------------------------------------------------------
                    Net              Public
                    Asset            Offering           S&P
                    Value            Price              500
Period              (NAV)            (POP)              Index
--------------------------------------------------------------------------------
10 years             7.98%            7.34%              8.49%
5 years             14.03            12.69              15.78
1 year              24.77            17.60              21.82
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2017)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    0.94%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Core
                          Equity Fund              S&P 500 Index
12/07                     $ 9,425                  $10,000
12/08                     $ 6,105                  $ 6,300
12/09                     $ 7,882                  $ 7,968
12/10                     $ 9,110                  $ 9,168
12/11                     $ 9,199                  $ 9,361
12/12                     $10,534                  $10,859
12/13                     $13,801                  $14,377
12/14                     $15,242                  $16,345
12/15                     $15,015                  $16,571
12/16                     $16,275                  $18,553
12/17                     $20,307                  $22,603

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Core Equity Fund | Annual Report | 12/31/17

Performance Update | 12/31/17                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Core Equity Fund for the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2017)
--------------------------------------------------------------------------------
                                                        S&P
                    If               If                 500
Period              Held             Redeemed           Index
--------------------------------------------------------------------------------
10 years             7.05%            7.05%              8.49%
5 years             13.07            13.07              15.78
1 year              23.74            23.74              21.82
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2017)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    1.76%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Core
                          Equity Fund              S&P 500 Index
12/07                     $10,000                  $10,000
12/08                     $ 6,428                  $ 6,300
12/09                     $ 8,223                  $ 7,968
12/10                     $ 9,417                  $ 9,168
12/11                     $ 9,428                  $ 9,361
12/12                     $10,688                  $10,859
12/13                     $13,874                  $14,377
12/14                     $15,195                  $16,345
12/15                     $14,840                  $16,571
12/16                     $15,964                  $18,553
12/17                     $19,755                  $22,603

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

                          Pioneer Core Equity Fund | Annual Report | 12/31/17 13

Performance Update | 12/31/17                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Core Equity Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2017)
--------------------------------------------------------------------------------
                    Net
                    Asset            S&P
                    Value            500
Period              (NAV)            Index
--------------------------------------------------------------------------------
10 years             8.30%            8.49%
5 years             14.37            15.78
1 year              25.10            21.82
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2017)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    0.63%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                          Pioneer Core
                          Equity Fund              S&P 500 Index
12/07                     $ 5,000,000              $ 5,000,000
12/08                     $ 3,252,132              $ 3,150,108
12/09                     $ 4,210,297              $ 3,983,768
12/10                     $ 4,879,418              $ 4,583,857
12/11                     $ 4,938,089              $ 4,680,659
12/12                     $ 5,669,508              $ 5,429,727
12/13                     $ 7,454,870              $ 7,188,315
12/14                     $ 8,255,998              $ 8,172,289
12/15                     $ 8,155,841              $ 8,285,380
12/16                     $ 8,868,175              $ 9,276,305
12/17                     $11,094,257              $11,301,467

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Core Equity Fund | Annual Report | 12/31/17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Core Equity Fund

Based on actual returns from July 1, 2017, through December 31, 2017.

--------------------------------------------------------------------------------
Share Class                                A               C               Y
--------------------------------------------------------------------------------
Beginning Account Value                $1,000.00       $1,000.00       $1,000.00
on 7/1/17
--------------------------------------------------------------------------------
Ending Account Value                   $1,124.66       $1,120.33       $1,126.42
on 12/31/17
--------------------------------------------------------------------------------
Expenses Paid                          $    4.77       $    9.14       $    3.38
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.89%, 1.71% and 0.63% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                          Pioneer Core Equity Fund | Annual Report | 12/31/17 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Core Equity Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2017, through December 31, 2017.

--------------------------------------------------------------------------------
Share Class                                A               C               Y
--------------------------------------------------------------------------------
Beginning Account Value                $1,000.00       $1,000.00       $1,000.00
on 7/1/17
--------------------------------------------------------------------------------
Ending Account Value                   $1,020.72       $1,016.59       $1,022.03
on 12/31/17
--------------------------------------------------------------------------------
Expenses Paid                          $    4.53       $    8.69       $    3.21
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.89%, 1.71% and 0.63% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Core Equity Fund | Annual Report | 12/31/17

Schedule of Investments | 12/31/17

-----------------------------------------------------------------------------------------------
Shares                                                                          Value
-----------------------------------------------------------------------------------------------
                UNAFFILIATED ISSUERS -- 99.8%
                COMMON STOCKS -- 99.6% of Net Assets
                AUTOMOBILES & COMPONENTS -- 1.2%
                Auto Parts & Equipment -- 1.2%
   231,907      Aptiv Plc                                                       $    19,672,671
                                                                                ---------------
                Total Automobiles & Components                                  $    19,672,671
-----------------------------------------------------------------------------------------------
                BANKS -- 9.9%
                Diversified Banks -- 9.9%
 1,904,393      Bank of America Corp.                                           $    56,217,681
   884,809      Citigroup, Inc.                                                      65,838,638
   438,963      JPMorgan Chase & Co.                                                 46,942,703
                                                                                ---------------
                Total Banks                                                     $   168,999,022
-----------------------------------------------------------------------------------------------
                CAPITAL GOODS -- 5.9%
                Building Products -- 2.7%
 1,032,283      Masco Corp.                                                     $    45,358,515
-----------------------------------------------------------------------------------------------
                Industrial Conglomerates -- 1.0%
   154,479      Carlisle Cos., Inc.                                             $    17,556,538
-----------------------------------------------------------------------------------------------
                Trading Companies & Distributors -- 2.2%
   219,470(a)   United Rentals, Inc.                                            $    37,729,088
                                                                                ---------------
                Total Capital Goods                                             $   100,644,141
-----------------------------------------------------------------------------------------------
                CONSUMER DURABLES & APPAREL -- 2.0%
                Apparel, Accessories & Luxury Goods -- 0.6%
   220,580      Tapestry, Inc.                                                  $     9,756,253
-----------------------------------------------------------------------------------------------
                Footwear -- 1.4%
   375,102      NIKE, Inc., Class B                                             $    23,462,630
                                                                                ---------------
                Total Consumer Durables & Apparel                               $    33,218,883
-----------------------------------------------------------------------------------------------
                CONSUMER SERVICES -- 0.5%
                Restaurants -- 0.5%
    28,634(a)   Chipotle Mexican Grill, Inc., Class A                           $     8,276,085
                                                                                ---------------
                Total Consumer Services                                         $     8,276,085
-----------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIALS -- 4.5%
                Asset Management & Custody Banks -- 2.2%
    95,861      Affiliated Managers Group, Inc.                                 $    19,675,470
   494,986      Invesco, Ltd.                                                        18,086,789
                                                                                ---------------
                                                                                $    37,762,259
-----------------------------------------------------------------------------------------------
                Consumer Finance -- 1.1%
   504,647      Synchrony Financial                                             $    19,484,421
-----------------------------------------------------------------------------------------------
                Specialized Finance -- 1.2%
   277,479      Intercontinental Exchange, Inc.                                 $    19,578,918
                                                                                ---------------
                Total Diversified Financials                                    $    76,825,598
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/17 17

-----------------------------------------------------------------------------------------------
Shares                                                                          Value
-----------------------------------------------------------------------------------------------
                ENERGY -- 9.9%
                Integrated Oil & Gas -- 6.3%
   934,580      Exxon Mobil Corp.                                               $    78,168,271
   542,481      TOTAL SA (A.D.R.)                                                    29,988,350
                                                                                ---------------
                                                                                $   108,156,621
-----------------------------------------------------------------------------------------------
                Oil & Gas Exploration & Production -- 3.6%
   431,162      Cabot Oil & Gas Corp.                                           $    12,331,233
   452,545      EOG Resources, Inc.                                                  48,834,131
                                                                                ---------------
                                                                                $    61,165,364
                                                                                ---------------
                Total Energy                                                    $   169,321,985
-----------------------------------------------------------------------------------------------
                FOOD, BEVERAGE & TOBACCO -- 3.2%
                Packaged Foods & Meats -- 3.2%
   623,496      General Mills, Inc.                                             $    36,967,078
   171,980      McCormick & Co., Inc.                                                17,526,482
                                                                                ---------------
                Total Food, Beverage & Tobacco                                  $    54,493,560
-----------------------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT & SERVICES -- 3.4%
                Health Care Supplies -- 1.0%
    78,440      Cooper Cos., Inc.                                               $    17,090,507
-----------------------------------------------------------------------------------------------
                Managed Health Care -- 2.4%
   179,819(a)   Centene Corp.                                                   $    18,140,141
    92,981      Humana, Inc.                                                         23,065,797
                                                                                ---------------
                                                                                $    41,205,938
                                                                                ---------------
                Total Health Care Equipment & Services                          $    58,296,445
-----------------------------------------------------------------------------------------------
                INSURANCE -- 4.2%
                Insurance Brokers -- 2.9%
   616,934      Marsh & McLennan Cos., Inc.                                     $    50,212,258
-----------------------------------------------------------------------------------------------
                Multi-line Insurance -- 1.3%
   386,291      Hartford Financial Services Group, Inc.                         $    21,740,458
                                                                                ---------------
                Total Insurance                                                 $    71,952,716
-----------------------------------------------------------------------------------------------
                MATERIALS -- 4.3%
                Paper Packaging -- 2.1%
   718,877      Sealed Air Corp.                                                $    35,440,636
-----------------------------------------------------------------------------------------------
                Specialty Chemicals -- 2.2%
    78,734      HB Fuller Co.                                                   $     4,241,401
    79,681      Sherwin-Williams Co.                                                 32,672,397
                                                                                ---------------
                                                                                $    36,913,798
                                                                                ---------------
                Total Materials                                                 $    72,354,434
-----------------------------------------------------------------------------------------------
                MEDIA -- 4.8%
                Advertising -- 1.0%
   218,056      Omnicom Group, Inc.                                             $    15,881,019
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Core Equity Fund | Annual Report | 12/31/17

-----------------------------------------------------------------------------------------------
Shares                                                                          Value
-----------------------------------------------------------------------------------------------
                Cable & Satellite -- 3.8%
 1,629,346      Comcast Corp., Class A                                          $    65,255,307
                                                                                ---------------
                Total Media                                                     $    81,136,326
-----------------------------------------------------------------------------------------------
                PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 3.7%
                Biotechnology -- 3.7%
    75,864(a)   Alexion Pharmaceuticals, Inc.                                   $     9,072,576
   535,696      Gilead Sciences, Inc.                                                38,377,261
    99,764(a)   Vertex Pharmaceuticals, Inc.                                         14,950,633
                                                                                ---------------
                Total Pharmaceuticals, Biotechnology & Life Sciences            $    62,400,470
-----------------------------------------------------------------------------------------------
                RETAILING -- 9.6%
                Apparel Retail -- 1.2%
   273,965      TJX Cos., Inc.                                                  $    20,947,364
-----------------------------------------------------------------------------------------------
                Automotive Retail -- 1.2%
    86,785(a)   O'Reilly Automotive, Inc.                                       $    20,875,264
-----------------------------------------------------------------------------------------------
                General Merchandise Stores -- 2.5%
   452,122      Dollar General Corp.                                            $    42,051,867
-----------------------------------------------------------------------------------------------
                Home Improvement Retail -- 3.3%
   295,659      Home Depot, Inc.                                                $    56,036,250
-----------------------------------------------------------------------------------------------
                Internet & Direct Marketing Retail -- 1.4%
    13,455(a)   Priceline Group, Inc.                                           $    23,381,292
                                                                                ---------------
                Total Retailing                                                 $   163,292,037
-----------------------------------------------------------------------------------------------
                SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.1%
                Semiconductors -- 2.1%
   415,609(a)   Micron Technology, Inc.                                         $    17,089,842
   487,349      Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)                19,323,388
                                                                                ---------------
                Total Semiconductors & Semiconductor Equipment                  $    36,413,230
-----------------------------------------------------------------------------------------------
                SOFTWARE & SERVICES -- 15.1%
                Data Processing & Outsourced Services -- 1.9%
   290,971      Visa, Inc., Class A                                             $    33,176,513
-----------------------------------------------------------------------------------------------
                Internet Software & Services -- 5.9%
    60,548(a)   Alphabet, Inc., Class A                                         $    63,781,263
     7,061(a)   Alphabet, Inc., Class C                                               7,388,631
   775,322(a)   eBay, Inc.                                                           29,260,652
                                                                                ---------------
                                                                                $   100,430,546
-----------------------------------------------------------------------------------------------
                IT Consulting & Other Services -- 2.2%
   130,921      Amdocs, Ltd.                                                    $     8,572,707
   412,557      Cognizant Technology Solutions Corp., Class A                        29,299,798
                                                                                ---------------
                                                                                $    37,872,505
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/17 19

-----------------------------------------------------------------------------------------------
Shares                                                                          Value
-----------------------------------------------------------------------------------------------
                Systems Software -- 5.1%
   792,639      Microsoft Corp.                                                 $    67,802,340
   393,106      Oracle Corp.                                                         18,586,052
                                                                                ---------------
                                                                                $    86,388,392
                                                                                ---------------
                Total Software & Services                                       $   257,867,956
-----------------------------------------------------------------------------------------------
                TECHNOLOGY HARDWARE & EQUIPMENT -- 10.2%
                Communications Equipment -- 3.8%
    90,257(a)   Acacia Communications, Inc.                                     $     3,270,011
 1,607,832      Cisco Systems, Inc.                                                  61,579,966
                                                                                ---------------
                                                                                $    64,849,977
-----------------------------------------------------------------------------------------------
                Computer Storage & Peripherals -- 5.0%
   502,284      Apple, Inc.                                                     $    85,001,521
-----------------------------------------------------------------------------------------------
                Technology Distributors -- 1.4%
   350,497      CDW Corp.                                                       $    24,356,037
                                                                                ---------------
                Total Technology Hardware & Equipment                           $   174,207,535
-----------------------------------------------------------------------------------------------
                TELECOMMUNICATION SERVICES -- 0.8%
                Integrated Telecommunication Services -- 0.8%
   830,373      CenturyLink, Inc.                                               $    13,850,622
                                                                                ---------------
                Total Telecommunication Services                                $    13,850,622
-----------------------------------------------------------------------------------------------
                TRANSPORTATION -- 1.2%
                Trucking -- 1.2%
   175,377      JB Hunt Transport Services, Inc.                                $    20,164,847
                                                                                ---------------
                Total Transportation                                            $    20,164,847
-----------------------------------------------------------------------------------------------
                UTILITIES -- 3.1%
                Electric Utilities -- 3.1%
   721,950      American Electric Power Co., Inc.                               $    53,113,861
                                                                                ---------------
                Total Utilities                                                 $    53,113,861
-----------------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Cost $1,370,068,909)                                           $ 1,696,502,424
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Core Equity Fund | Annual Report | 12/31/17

-----------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                  Value
-----------------------------------------------------------------------------------------------
                TEMPORARY CASH INVESTMENT -- 0.2% of Net Assets
                REPURCHASE AGREEMENT -- 0.2%
 3,190,000      $3,190,000 ScotiaBank, 1.37%, dated 12/29/17 plus
                accrued interest on 1/2/18, collateralized by the following:
                $974,939 Freddie Mac Giant, 3.0-6.0%, 11/1/20-12/1/26
                $207 Federal Home Loan Mortgage Corp., 3.5%, 10/1/40
                $1,560 Federal National Mortgage Association, 3.5-6.5%,
                5/1/20-11/1/47
                $2,277,589 Government National Mortgage Association,
                2.75-3.5%, 9/1/41-6/20/47.                                      $     3,190,000
-----------------------------------------------------------------------------------------------
                TOTAL TEMPORARY CASH INVESTMENT
                (Cost $3,190,000)                                               $     3,190,000
-----------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.8%
                (Cost $1,373,258,909)                                           $ 1,699,692,424
-----------------------------------------------------------------------------------------------
                OTHER ASSETS AND LIABILITIES -- 0.2%                            $     2,964,413
-----------------------------------------------------------------------------------------------
                NET ASSETS -- 100.0%                                            $ 1,702,656,837
===============================================================================================

(A.D.R.)  American Depositary Receipts.

(a)       Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2017 aggregated $1,273,721,803 and $1,373,192,977, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser"), serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $16,115,862 and $15,302,025, respectively resulting in a gain (loss) of $-.

At December 31, 2017, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,374,546,019 was as follows:

      Aggregate gross unrealized appreciation for all investments in
       which there is an excess of value over tax cost                  $338,669,579
      Aggregate gross unrealized depreciation for all investments in
       which there is an excess of tax cost over value                   (13,523,174)
                                                                        ------------
      Net unrealized appreciation                                       $325,146,405
                                                                        ============

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/17 21

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2017, in valuing the Fund's investments.

------------------------------------------------------------------------------------------
                                  Level 1         Level 2       Level 3     Total
------------------------------------------------------------------------------------------
Common Stocks                     $1,696,502,424  $         --  $      --   $1,696,502,424
Repurchase Agreement                          --     3,190,000         --        3,190,000
------------------------------------------------------------------------------------------
 Total Investments in Securities  $1,696,502,424  $  3,190,000  $      --   $1,699,692,424
==========================================================================================

During the year ended December 31, 2017, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Core Equity Fund | Annual Report | 12/31/17

Statement of Assets and Liabilities | 12/31/17

ASSETS:
  Investments in unaffiliated issuers, at value (cost $1,373,258,909)  $1,699,692,424
  Cash                                                                      3,129,977
  Receivables --
     Fund shares sold                                                         292,719
     Dividends                                                                796,285
     Interest                                                                     364
-------------------------------------------------------------------------------------
        Total assets                                                   $1,703,911,769
=====================================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                           $      591,182
     Distributions                                                             68,320
     Trustees' fees                                                               638
     Professional fees                                                         43,802
     Transfer agent fees                                                      172,999
     Registration fees                                                        120,008
     Administrative fees                                                       15,819
     Shareholder communications expense                                        14,588
  Due to broker                                                                    34
  Due to affiliates --
     Management fees                                                          117,281
     Other due to affiliates                                                   61,346
  Accrued expenses                                                             48,915
-------------------------------------------------------------------------------------
        Total liabilities                                              $    1,254,932
=====================================================================================
NET ASSETS:
  Paid-in capital                                                      $1,350,811,248
  Undistributed net investment income                                         608,764
  Accumulated net realized gain on investments                             24,803,310
  Net unrealized appreciation on investments                              326,433,515
-------------------------------------------------------------------------------------
        Net assets                                                     $1,702,656,837
=====================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $1,629,907,998/79,182,806 shares)                  $        20.58
  Class C (based on $13,960,602/764,584 shares)                        $        18.26
  Class Y (based on $58,788,237/2,826,317 shares)                      $        20.80
MAXIMUM OFFERING PRICE:
  Class A ($20.58 (divided by) 94.25%)                                 $        21.84
=====================================================================================

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/17 23

Statement of Operations

For the Year Ended 12/31/17

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $234,718)                                           $   27,721,076
  Interest from unaffiliated issuers                                     143,626
-----------------------------------------------------------------------------------------------
        Total investment income                                                    $ 27,864,702
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                 $    7,986,139
  Administrative expense                                                 592,618
  Transfer agent fees
     Class A                                                           1,007,594
     Class C                                                              14,919
     Class Y                                                              34,838
  Distribution fees
     Class A                                                           3,837,632
     Class C                                                             136,732
  Shareholder communications expense                                     252,368
  Custodian fees                                                          29,337
  Registration fees                                                       67,908
  Professional fees                                                       89,155
  Printing expense                                                        46,457
  Pricing expense                                                             39
  Trustees' fees                                                          72,746
  Miscellaneous                                                           62,565
-----------------------------------------------------------------------------------------------
     Total expenses                                                                $ 14,231,047
-----------------------------------------------------------------------------------------------
        Net investment income                                                      $ 13,633,655
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments in unaffiliated issuers                             $  194,850,047
  Futures contracts                                                      (99,315)  $194,750,732
-----------------------------------------------------------------------------------------------
Change in net unrealized appreciation on:
  Investments in unaffiliated issuers                                              $144,903,051
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                           $339,653,783
-----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                             $353,287,438
===============================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Core Equity Fund | Annual Report | 12/31/17

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------
                                                         Year Ended       Year Ended
                                                         12/31/17         12/31/16*
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                             $   13,633,655   $   16,856,119
Net realized gain (loss) on investments                     194,750,732       47,430,069
Change in net unrealized appreciation (depreciation)
  on investments                                            144,903,051       53,203,971
-----------------------------------------------------------------------------------------
      Net increase in net assets resulting
           from operations                               $  353,287,438   $  117,490,159
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.16 and $0.20 per share, respectively)  $  (12,859,971)  $  (16,068,920)
      Class C ($0.02 and $0.09 per share, respectively)         (16,042)         (69,203)
      Class Y ($0.22 and $0.25 per share, respectively)        (602,881)        (623,537)
Net realized gain:
      Class A ($1.70 and $0.00 per share, respectively)    (124,878,526)              --
      Class C ($1.70 and $0.00 per share, respectively)      (1,174,983)              --
      Class Y ($1.70 and $0.00 per share, respectively)      (3,929,214)              --
-----------------------------------------------------------------------------------------
           Total distributions to shareowners            $ (143,461,617)  $  (16,761,660)
-----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                        $   43,063,410   $   25,299,938
Reinvestment of distributions                               134,434,470       15,467,606
Cost of shares repurchased                                 (178,805,759)    (174,484,709)
-----------------------------------------------------------------------------------------
      Net decrease in net assets resulting from Fund
          share transactions                             $   (1,307,879)  $ (133,717,165)
-----------------------------------------------------------------------------------------
      Net increase (decrease) in net assets              $  208,517,942   $  (32,988,666)
NET ASSETS:
Beginning of year                                        $1,494,138,895   $1,527,127,561
-----------------------------------------------------------------------------------------
End of year                                              $1,702,656,837   $1,494,138,895
-----------------------------------------------------------------------------------------
Undistributed net investment income                      $      608,764   $      321,901
=========================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/17 25

------------------------------------------------------------------------------------------
                                Year Ended   Year Ended       Year Ended   Year Ended
                                12/31/17     12/31/17         12/31/16     12/31/16
                                Shares       Amount           Shares*      Amount*
------------------------------------------------------------------------------------------
Class A
Shares sold                      1,054,354   $  21,151,762       976,643   $   16,421,975
Reinvestment of distributions    6,475,353     131,980,574       835,056       15,256,426
Less shares repurchased         (8,079,357)   (161,270,681)   (8,452,628)    (142,378,598)
------------------------------------------------------------------------------------------
      Net decrease                (549,650)  $  (8,138,345)   (6,640,929)  $ (110,700,197)
==========================================================================================
Class C
Shares sold                        147,371   $   2,589,340       163,251   $    2,510,542
Reinvestment of distributions       63,102       1,132,397         3,831           62,819
Less shares repurchased           (251,028)     (4,486,141)     (295,427)      (4,379,785)
------------------------------------------------------------------------------------------
      Net decrease                 (40,555)  $    (764,404)     (128,345)  $   (1,806,424)
==========================================================================================
Class Y
Shares sold                        942,355   $  19,322,308       368,360   $    6,367,421
Reinvestment of distributions       64,010       1,321,499         8,046          148,361
Less shares repurchased           (650,514)    (13,048,937)   (1,576,444)     (27,726,326)
------------------------------------------------------------------------------------------
      Net increase (decrease)      355,851   $   7,594,870    (1,200,038)  $  (21,210,544)
==========================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Core Equity Fund | Annual Report | 12/31/17

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                           Year           Year           Year             Year         Year
                                                           Ended          Ended          Ended            Ended        Ended
                                                           12/31/17       12/31/16*      12/31/15*        12/31/14*    12/31/13(a)
----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $    18.01     $    16.80     $    17.18       $    15.70   $    12.06
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                            $     0.17(b)  $     0.19(b)  $     0.13(b)    $     0.18   $     0.10
   Net realized and unrealized gain (loss) on investments        4.26           1.22          (0.39)            1.46         3.63
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $     4.43     $     1.41     $    (0.26)      $     1.64   $     3.73
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $    (0.16)    $    (0.20)    $    (0.12)      $    (0.16)  $    (0.09)
   Net realized gain                                            (1.70)            --             --               --           --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        $    (1.86)    $    (0.20)    $    (0.12)      $    (0.16)  $    (0.09)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $     2.57     $     1.21     $    (0.38)      $     1.48   $     3.64
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $    20.58     $    18.01     $    16.80       $    17.18   $    15.70
==================================================================================================================================
Total return (c)                                                24.77%          8.39%         (1.49)%(d)       10.44%       31.02%
Ratio of net expenses to average net assets (e)                  0.89%          0.94%          0.93%            0.94%        0.99%
Ratio of net income (loss) to average net assets                 0.85%          1.15%          0.75%            1.03%        0.70%
Portfolio turnover rate                                            81%            80%           100%              57%          67%
Net assets, end of period (in thousands)                   $1,629,908     $1,436,208     $1,450,815       $1,605,301   $1,585,294
==================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The Fund acquired assets and liabilities of Pioneer Research Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund.

(b) The per share data presented above is based on the average shares outstanding for the periods presented.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (1.55)%.

(e)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

+    Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/17 27

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Year           Year           Year             Year         Year
                                                           Ended          Ended          Ended            Ended        Ended
                                                           12/31/17       12/31/16*      12/31/15*        12/31/14*    12/31/13(a)
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                       $ 16.17        $ 15.11        $ 15.48          $ 14.19      $  10.93
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                            $  0.01(b)     $  0.05(b)     $ (0.01)(b)(c)   $  0.02      $  (0.02)(c)
   Net realized and unrealized gain (loss) on investments     3.80           1.10          (0.35)            1.33          3.28
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  3.81        $  1.15        $ (0.36)         $  1.35      $   3.26
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $ (0.02)       $ (0.09)       $ (0.01)         $ (0.06)     $     --
   Net realized gain                                         (1.70)            --             --               --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        $ (1.72)       $ (0.09)       $ (0.01)         $ (0.06)     $     --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  2.09        $  1.06        $ (0.37)         $  1.29      $   3.26
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 18.26        $ 16.17        $ 15.11          $ 15.48      $  14.19
===================================================================================================================================
Total return (d)                                             23.74%          7.58%         (2.34)%(e)        9.52%        29.81%
Ratio of net expenses to average net assets (f)               1.71%          1.76%          1.74%            1.81%         1.92%
Ratio of net income (loss) to average net assets              0.04%          0.33%         (0.06)%           0.14%        (0.17)%
Portfolio turnover rate                                         81%            80%           100%              57%           67%
Net assets, end of period (in thousands)                   $13,961        $13,016        $14,106          $13,848      $ 11,112
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The Fund acquired assets and liabilities of Pioneer Research Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund.

(b) The per share data presented above is based on the average shares outstanding for the periods presented.

(c) The amount shown for a share outstanding does not correspond with the net investment gain in the Statement of Operations for the period due to timing of the sales and repurchase of sales.

(d) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(e) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (2.40)%.

(f)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

+    Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Core Equity Fund | Annual Report | 12/31/17

----------------------------------------------------------------------------------------------------------------------------------
                                                           Year           Year           Year             Year         Year
                                                           Ended          Ended          Ended            Ended        Ended
                                                           12/31/17       12/31/16*      12/31/15*        12/31/14*    12/31/13(a)
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                       $ 18.18        $ 16.95        $ 17.34          $ 15.85      $ 12.17
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                            $  0.22(b)     $  0.25(b)     $  0.19(b)       $  0.20      $  0.14
   Net realized and unrealized gain (loss) on investments     4.32           1.23          (0.40)            1.51         3.68
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  4.54        $  1.48        $ (0.21)         $  1.71      $  3.82
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $ (0.22)       $ (0.25)       $ (0.18)         $ (0.22)     $ (0.14)
   Net realized gain                                         (1.70)            --             --               --           --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        $ (1.92)       $ (0.25)       $ (0.18)         $ (0.22)     $ (0.14)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  2.62        $  1.23        $ (0.39)         $  1.49      $  3.68
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 20.80        $ 18.18        $ 16.95          $ 17.34      $ 15.85
==================================================================================================================================
Total return (c)                                             25.10%          8.73%         (1.21)%(d)       10.75%       31.49%
Ratio of net expenses to average net assets (e)               0.63%          0.63%          0.62%            0.63%        0.75%
Ratio of net income (loss) to average net assets              1.11%          1.47%          1.07%            1.37%        1.01%
Portfolio turnover rate                                         81%            80%           100%              57%          67%
Net assets, end of period (in thousands)                   $58,788        $44,915        $62,206          $66,424      $59,812
==================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The Fund acquired assets and liabilities of Pioneer Research Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund.

(b) The per share data presented above is based on the average shares outstanding for the periods presented.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (1.27)%.

(e)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%+ and 0.00%, respectively.

+    Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/17 29

Notes to Financial Statements | 12/31/17

1. Organization and Significant Accounting Policies

Pioneer Core Equity Fund (the "Fund") is a series of Pioneer Series Trust XI, a Delaware statutory trust. Registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and

30 Pioneer Core Equity Fund | Annual Report | 12/31/17

Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to

                          Pioneer Core Equity Fund | Annual Report | 12/31/17 31 procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2017, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

32 Pioneer Core Equity Fund | Annual Report | 12/31/17

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2017, the Fund reclassified $132,102 to increase undistributed net investment income and $132,102 to decrease accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

                          Pioneer Core Equity Fund | Annual Report | 12/31/17 33

     During the year ended December 31, 2017, a capital loss carryforward of $38,151,249 was utilized to offset net realized gains by the Fund.

     The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

     ---------------------------------------------------------------------------
                                                          2017              2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                              $ 49,980,734       $16,761,660
     Long-term capital gain                         93,480,883                --
     ---------------------------------------------------------------------------
          Total                                   $143,461,617       $16,761,660
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2017:

     ---------------------------------------------------------------------------
                                                                            2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $  9,839,276
     Undistributed long term capital gain                             16,859,908
     Net unrealized depreciation                                     325,146,405
     ---------------------------------------------------------------------------
          Total                                                     $351,845,589
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $50,717 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2017.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

34 Pioneer Core Equity Fund | Annual Report | 12/31/17

     Dividends and distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange.

     Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the

                          Pioneer Core Equity Fund | Annual Report | 12/31/17 35 opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the year ended December 31, 2017 was $4,008,062. There were no open futures contracts at December 31, 2017.

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets. For the year ended December 31, 2017, the net management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $120,565 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2017.

36 Pioneer Core Equity Fund | Annual Report | 12/31/17

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended December 31, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $246,459
Class C                                                                    4,941
Class Y                                                                      968
--------------------------------------------------------------------------------
  Total                                                                 $252,368
================================================================================

4. Distribution Plan

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $58,062 in distribution fees payable to the Distributor at December 31, 2017.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSC are paid to the Distributor. For the year ended December 31, 2017, CDSC in the amount of $1,400 were paid to the Distributor.

                          Pioneer Core Equity Fund | Annual Report | 12/31/17 37

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the Fund participated until February 7, 2017, was in the amount of $220 million. Effective February 8, 2017, the Fund participated in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2017, the Fund had no borrowings under the credit facility.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

38 Pioneer Core Equity Fund | Annual Report | 12/31/17

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations by risk exposure at December 31, 2017 was as follows:

--------------------------------------------------------------------------------
Statement of Operations
                                              Foreign
                         Interest    Credit   Exchange    Equity       Commodity
                         Rate Risk   Risk     Rate Risk   Risk         Risk
--------------------------------------------------------------------------------
 Net realized gain
  (loss) on:
  Futures contracts      $ --        $ --     $ --        $(99,315)    $ --
--------------------------------------------------------------------------------
  Total Value            $ --        $ --     $ --        $(99,315)    $ --
================================================================================

                          Pioneer Core Equity Fund | Annual Report | 12/31/17 39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust XI and the Shareholders of Pioneer Core Equity Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Core Equity Fund (the "Fund") (one of the funds constituting Pioneer Series Trust XI (the "Trust")), including the schedule of investments, as of December 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes and the financial highlights for the year ended December 31, 2013 (collectively referred to as the "financial statements"). The statement of changes in net assets for the year ended December 31, 2016 and the financial highlights for the periods ended December 31, 2014, December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 22, 2017, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Core Equity Fund (one of the funds constituting Pioneer Series Trust XI) at December 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the year ended and the financial highlights for the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

40 Pioneer Core Equity Fund | Annual Report | 12/31/17

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
We have served as the Trust's auditor since 2017.
February 22, 2018

                          Pioneer Core Equity Fund | Annual Report | 12/31/17 41

Additional Information

Change in Independent Registered Public Accounting Firm Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended December 31, 2017.

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities

42 Pioneer Core Equity Fund | Annual Report | 12/31/17 and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                          Pioneer Core Equity Fund | Annual Report | 12/31/17 43

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 44 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

44 Pioneer Core Equity Fund | Annual Report | 12/31/17

Independent Trustees

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                              Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                     Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (67)          Trustee since 2006.    Private investor (2004 - 2008 and 2013   Director, Broadridge Financial
Chairman of the Board         Serves until a         - present); Chairman (2008 - 2013) and   Solutions, Inc. (investor
and Trustee                   successor trustee is   Chief Executive Officer (2008 - 2012),   communications and securities
                              elected or earlier     Quadriserv, Inc. (technology products    processing provider for financial
                              retirement or          for securities lending industry); and    services industry) (2009 -
                              removal.               Senior Executive Vice President, The     present); Director, Quadriserv,
                                                     Bank of New York (financial and          Inc. (2005 - 2013); and
                                                     securities services) (1986 - 2004)       Commissioner, New Jersey State
                                                                                              Civil Service Commission (2011 -
                                                                                              2015)
---------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)            Trustee since 2005.    Managing Partner, Federal City Capital   Director of New York Mortgage
Trustee                       Serves until a         Advisors (corporate advisory services    Trust (publicly-traded mortgage
                              successor trustee is   company) (1997 - 2004 and 2008 -         REIT) (2004 - 2009, 2012 -
                              elected or earlier     present); Interim Chief Executive        present); Director of The Swiss
                              retirement or          Officer, Oxford Analytica, Inc.          Helvetia Fund, Inc. (closed-end
                              removal.               (privately held research and consulting  fund) (2010 - present); Director
                                                     company) (2010); Executive Vice          of Oxford Analytica, Inc. (2008
                                                     President and Chief Financial Officer,   - present); and Director of
                                                     I-trax, Inc. (publicly traded health     Enterprise Community Investment,
                                                     care services company) (2004 - 2007);    Inc. (privately-held affordable
                                                     and Executive Vice President and Chief   housing finance company) (1985 -
                                                     Financial Officer, Pedestal Inc.         2010)
                                                     (internet-based mortgage trading
                                                     company) (2000 - 2002); Private
                                                     Consultant (1995 - 1997); Managing
                                                     Director, Lehman Brothers (1992 -
                                                     1995); Executive, The World Bank (1979
                                                     - 1992)
---------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)     Trustee since 2008.    William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                       Serves until a         Political Economy, Harvard University    Funds Investment Trust and
                              successor trustee is   (1972 - present)                         Mellon Institutional Funds
                              elected or earlier                                              Master Portfolio (oversaw 17
                              retirement or                                                   portfolios in fund complex)
                              removal.                                                        (1989 - 2008)
---------------------------------------------------------------------------------------------------------------------------------

                          Pioneer Core Equity Fund | Annual Report | 12/31/17 45

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                              Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                     Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (70)     Trustee since 1990.    Founding Director, Vice-President and    None
Trustee                       Serves until a         Corporate Secretary, The Winthrop
                              successor trustee is   Group, Inc. (consulting firm) (1982 -
                              elected or earlier     present); Desautels Faculty of
                              retirement or removal. Management, McGill University (1999 -
                                                     present); and Manager of Research
                                                     Operations and Organizational
                                                     Learning, Xerox PARC, Xerox's advance
                                                     research center (1990-1994)
---------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)      Trustee since 2017.    Chief Investment Officer, 1199 SEIU      None
Trustee                       (Advisory Trustee from Funds (healthcare workers union
                              2014 - 2017) Serves    pension funds) (2001 - present); Vice
                              until a successor      President - International Investments
                              trustee is elected or  Group, American International Group, earlier retirement or  Inc. (insurance company) (1993 -
                              removal.               2001); Vice President, Corporate
                                                     Finance and Treasury Group, Citibank,
                                                     N.A. (1980 - 1986 and 1990 - 1993);
                                                     Vice President - Asset/Liability
                                                     Management Group, Federal Farm Funding
                                                     Corporation (government-sponsored
                                                     issuer of debt securities) (1988 -
                                                     1990); Mortgage Strategies Group,
                                                     Shearson Lehman Hutton, Inc.
                                                     (investment bank) (1987 - 1988);
                                                     Mortgage Strategies Group, Drexel
                                                     Burnham Lambert, Ltd. (investment
                                                     bank) (1986 - 1987)
---------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)      Trustee since 1982.    President and Chief Executive Officer,   Director of New America High
Trustee                       Serves until a         Newbury Piret Company (investment        Income Fund, Inc. (closed-end
                              successor trustee is   banking firm) (1981 - present)           investment company) (2004 -
                              elected or earlier                                              present); and Member, Board of
                              retirement or removal.                                          Governors, Investment Company
                                                                                              Institute (2000 - 2006)
---------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)        Trustee since 2014.    Consultant (investment company           None
Trustee                       Serves until a         services) (2012 - present); Executive
                              successor trustee is   Vice President, BNY Mellon (financial
                              elected or earlier     and investment company services) (1969
                              retirement or removal. - 2012); Director, BNY International
                                                     Financing Corp. (financial services)
                                                     (2002 - 2012); Director, Mellon
                                                     Overseas Investment Corp. (financial
                                                     services) (2009 - 2012)
---------------------------------------------------------------------------------------------------------------------------------

46 Pioneer Core Equity Fund | Annual Report | 12/31/17

Interested Trustees

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                              Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                     Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (55)*           Trustee since 2017.    Chair, Director, CEO and President of    None
Trustee, President and Chief  Serves until a         Amundi Pioneer Asset Management USA,
Executive Officer             successor trustee is   Inc. (since September 2014); Chair,
                              elected or earlier     Director and CEO of Amundi Pioneer
                              retirement or removal  Asset Management, Inc. (since
                                                     September 2014); Chair, Director and
                                                     CEO of Amundi Pioneer Distributor,
                                                     Inc. (since September 2014); Chair,
                                                     Director, CEO and President of Amundi
                                                     Pioneer Institutional Asset
                                                     Management, Inc. (since September
                                                     2014); Managing Director, Morgan
                                                     Stanley Investment Management (2010 -
                                                     2013); Director of Institutional
                                                     Business, CEO of International, Eaton
                                                     Vance Management (2005 - 2010)
---------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*       Trustee since 2014.    Director and Executive Vice President    None
Trustee                       Serves until a         (since 2008) and Chief Investment
                              successor trustee is   Officer, U.S. (since 2010) of Amundi
                              elected or earlier     Pioneer Asset Management USA, Inc.;
                              retirement or removal  Executive Vice President and Chief
                                                     Investment Officer, U.S. of Amundi
                                                     Pioneer (since 2008); Executive Vice
                                                     President of Amundi Pioneer
                                                     Institutional Asset Management, Inc.
                                                     (since 2009); Portfolio Manager of
                                                     Amundi Pioneer (since 1999)
---------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

                          Pioneer Core Equity Fund | Annual Report | 12/31/17 47

Fund Officers

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                              Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                     Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)    Since 2003. Serves at  Vice President and Associate General     None
Secretary and Chief Legal     the discretion of the  Counsel of Amundi Pioneer since
Officer                       Board                  January 2008; Secretary and Chief
                                                     Legal Officer of all of the Pioneer
                                                     Funds since June 2010; Assistant
                                                     Secretary of all of the Pioneer Funds
                                                     from September 2003 to May 2010; Vice
                                                     President and Senior Counsel of Amundi
                                                     Pioneer from July 2002 to December
                                                     2007
---------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)        Since 2010. Serves at  Fund Governance Director of Amundi       None
Assistant Secretary           the discretion of the  Pioneer since December 2006 and
                              Board                  Assistant Secretary of all the Pioneer
                                                     Funds since June 2010; Manager - Fund
                                                     Governance of Amundi Pioneer from
                                                     December 2003 to November 2006; and
                                                     Senior Paralegal of Amundi Pioneer
                                                     from January 2000 to November 2003
---------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (55)             Since 2010. Serves at  Senior Counsel of Amundi Pioneer since   None
Assistant Secretary           the discretion of the  May 2013 and Assistant Secretary of
                              Board                  all the Pioneer Funds since June 2010;
                                                     Counsel of Amundi Pioneer from June
                                                     2007 to May 2013
---------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)          Since 2008. Serves at  Vice President - Fund Treasury of        None
Treasurer and Chief Financial the discretion of the  Amundi Pioneer; Treasurer of all of
and Accounting Officer        Board                  the Pioneer Funds since March 2008;
                                                     Deputy Treasurer of Amundi Pioneer
                                                     from March 2004 to February 2008; and
                                                     Assistant Treasurer of all of the
                                                     Pioneer Funds from March 2004 to
                                                     February 2008
---------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)         Since 2000. Serves at  Director - Fund Treasury of Amundi       None
Assistant Treasurer           the discretion of the  Pioneer; and Assistant Treasurer of
                              Board                  all of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------------

48 Pioneer Core Equity Fund | Annual Report | 12/31/17

---------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                              Other Directorships
Position Held With the Fund   Length of Service      Principal Occupation                     Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)            Since 2002. Serves at  Fund Accounting Manager - Fund           None
Assistant Treasurer           the discretion of the  Treasury of Amundi Pioneer; and
                              Board                  Assistant Treasurer of all of the
                                                     Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)         Since 2009. Serves at  Fund Administration Manager - Fund       None
Assistant Treasurer           the discretion of the  Treasury of Amundi Pioneer since
                              Board                  November 2008; Assistant Treasurer of
                                                     all of the Pioneer Funds since January
                                                     2009; Client Service Manager -
                                                     Institutional Investor Services at
                                                     State Street Bank from March 2003 to
                                                     March 2007
---------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)          Since 2010. Serves at  Chief Compliance Officer of Amundi       None
Chief Compliance Officer      the discretion of the  Pioneer and of all the Pioneer Funds
                              Board                  since March 2010; Chief Compliance
                                                     Officer of Amundi Pioneer
                                                     Institutional Asset Management, Inc.
                                                     since January 2012; Chief Compliance
                                                     Officer of Vanderbilt Capital
                                                     Advisors, LLC since July 2012:
                                                     Director of Adviser and Portfolio
                                                     Compliance at Amundi Pioneer since
                                                     October 2005; Senior Compliance
                                                     Officer for Columbia Management
                                                     Advisers, Inc. from October 2003 to
                                                     October 2005
---------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)          Since 2006. Serves at  Director - Transfer Agency Compliance    None
Anti-Money Laundering Officer the discretion of the  of Amundi Pioneer and Anti-Money
                              Board                  Laundering Officer of all the Pioneer
                                                     Funds since 2006
---------------------------------------------------------------------------------------------------------------------------------

                          Pioneer Core Equity Fund | Annual Report | 12/31/17 49

                          This page is for your notes.

50 Pioneer Core Equity Fund | Annual Report | 12/31/17

                          This page is for your notes.

                          Pioneer Core Equity Fund | Annual Report | 12/31/17 51

                          This page is for your notes.

52 Pioneer Core Equity Fund | Annual Report | 12/31/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address               us.ask.amundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 18630-12-0218

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $25,500 payable to Ernst & Young LLP for the year ended
December 31, 2017 and $23,167 payable to Deloitte & Touche LLP for the year ended December 31, 2016.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2017 or 2016.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $8,028
payable to Ernst & Young LLP for the year ended
December 31, 2017 and $5,628 payable to Deloitte & Touche LLP for the year ended December 31, 2016.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2017 or 2016.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended December 31 2017 and 2016, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $8,028 payable to Ernst & Young LLP for the year ended
December 31, 2017 and $5,628 payable to Deloitte & Touche LLP for the year ended December 31, 2016.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust XI


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date February 27, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date February 27, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date February 27, 2018

* Print the name and title of each signing officer under his or her signature.